J.P. Morgan 2025 Healthcare Conference January 2025 Investor Presentation

Forward-Looking Statements This presentation contains forward-looking statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to: 2024 financial guidance and other projections and forecasts. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including: Care Margin; Platform Contribution; Platform Contribution margin; Adjusted EBITDA; Adjusted EBITDA margin; Adjusted Net Income; Free Cash Flow and Net Cash Position. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in the financial schedules in the Appendix of this presentation, as well as in the Company’s quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.priviahealth.com or www.sec.gov. Management has not reconciled forward-looking non-GAAP measures to its most directly comparable GAAP measure of Gross Profit, Operating Income, Net Income, and Net cash provided by operating activities. This is because the Company cannot predict with reasonable certainty and without unreasonable efforts the ultimate outcome of certain GAAP components of such reconciliations due to market-related assumptions that are not within our control as well as certain legal or advisory costs, tax costs or other costs that may arise. For these reasons, management is unable to assess the probable significance of the unavailable information, which could materially impact the amount of the future directly comparable GAAP measures. 2 Disclaimer

3 *Includes Privia Care Partners’ lives | **Excludes Privia Care Partners’ providers *** Average Over the Last 3 years 14 States Plus D.C. 50+ Specialties 1,170+ Care Center Locations 5.1M+ Patients 1.2M+ Attributed Lives* 4,642 Implemented Providers** 98% Gross Provider Retention*** 85 Patient NPS NATIONAL PRESENCE# Building One of the Largest Primary Care Centric Delivery Networks # Dot denotes anchor practice partnership in each geography

Proven, Full Solution Physician Alignment Model 4

Consistent, Replicable Strategy Across all Geographies 5 Enter Market Organize Providers ● Community physicians ● Health systems ● Clinically Integrated Networks (CINs) ● Independent Physician Associations (IPAs) ● Other facility-based providers Drive Growth & Profitability ● Fee-For-Service (FFS) & Value-Based Care (VBC) ● Same-store growth ● Value-added ancillary services Transition at Scale to Value & Risk ● Commercial ● MSSP ● Medicare / MA ● Medicaid ● Single-TIN multi-specialty medical group ● Risk-bearing entity ● Tech / services platform ● Physician-led governance

Delivering Tangible Value to Providers and Payers 6 Value to Providers Value to Payers ● Enhanced fee-for-service contracts ● Expense savings ● Collections improvement through robust revenue cycle management ● Enhanced provider productivity ● Incremental value-based care revenue ● Organic same store practice growth ● Large community-based, multi-specialty care delivery networks ● Ability to perform across the spectrum of value-based care models “at-scale” ● Flexible value-based care strategy by geography as demographics evolve over time ● Multi-year strategy to help community providers succeed while maintaining significant autonomy ● Generating significant savings across populations: Commercial, Medicare, and Medicaid

7 Methodical Process Helps Providers Move Towards Value PRACTICE FUNDAMENTALS Stabilize the practice to create a successful base ENHANCED EXPERIENCE Upgrade the patient experience FUNDAMENTALS OF VALUE Execute on fundamentals of value-based care COMPREHENSIVE CARE Take greater responsibility for the totality of patient care ADVANCED RISK MODEL Redesign practice to succeed in mature value models 2 43 51 ● EHR & Patient Portal ● Revenue Cycle ● Payer Contracting ● Performance Mgmt ● Reporting ● Practice Websites ● Online Scheduling ● Virtual Visits ● Patient Outreach ● Satisfaction Surveys ● Membership ● Quality ● Clinical Documentation ● POD Engagement ● Performance Reports ● Expanded Access ● Care Coordination ● Network Management ● Clinical Programs ● Social Determinants ● Capitation ● Risk Positioning ● Delegated Services ● Network Contracting ● Home Care

8 Comprehensive Tech and Services Platform for All Providers Holistic solution eliminates need for providers to buy & integrate 30+ point solutions Significantly reduces administrative burden on providers, enabling them to focus on patient care

Diversified Value-Based Platform 1 9 100+ VBC Contracts 1.2+ Million Total Attributed Lives 478K Government Lives 770K Commercial Lives 185K Medicare Advantage Lives 191K MSSP Lives 102K Medicaid Lives • 76% in Enhanced Track - Downside • 77% Upside Only • 14% Upside / Downside • 9% Capitation • 65% Upside Only • 35% Upside / Downside • 100% Upside Only

Extensive Experience in Managing Risk ”It’s Called Risk for a Reason” 101 All data estimated as of January 1, 2024. For illustrative purposes only.

11 Proven Unit Economics at Scale 38% Decline 32% Increase 115 % In crease 54% Decline

Consistent Growth & Performance Across Cycles 12 2018A 2019A 2020A 2021A 2022A 2023A 2024 Guidance (High End) 1 CAGR Number of States (Year End) 4 5 6 7 9 13 14 23.2% Implemented Providers (Year End) 1,796 2,482 2,550 3,317 3,606 4,305 4,750 17.6% Attributed Lives ('000s, Year End) 575 704 682 786 856 1,120 1,247 13.8% Practice Collections ($mm) $930 $1,136 $1,301 $1,626 $2,424 $2,839 $2,875 20.7% Care Margin ($mm) $130 $164 $188 $238 $306 $359 $400 20.7% Adjusted EBITDA ($mm) $9 $18 $29 $41 $61 $72 $90 47.0% Adj. EBITDA (as a % of Care Margin) 6.9% 11.1% 15.7% 17.4% 19.9% 20.1% 22.5% Free Cash Flow (FCF, $mm) 2 $5 $19 $39 $55 $47 $81 $81 Adj. EBITDA-FCF Conversion 56% 103% 131% 132% 77% 112% ~90% 1 Attributed Lives at September 30, 2024. Updated year-end 2024 guidance assumes above the high end of initial guidance range for Attributed Lives. 2 Free Cash Flow is defined as Net cash provided by operating activities less capital expenditures (Purchases of property and equipment). PRE-COVID COVID POST-COVID MA HEADWINDS

Strong Balance Sheet and Capital Position 13   (In millions) At 9.30.24 2 At 12.31.23   Cash and cash equivalents Net cash received: MSSP shared savings less provider distribution   Net cash position 2 $422.0 $389.5   51.5 -- $473.5 $389.5   1 YTD pro forma Free Cash Flow is defined as Net cash provided by operating activities less capital expenditures (Purchases of property and equipment), plus Net cash received from the Medicare Shared Savings Program (MSSP) shared savings less provider distribution. 2 9.30.24 net cash position adjusted to reflect cash of approximately $117.4 million received in the fourth quarter of 2024 from the Centers for Medicare and Medicaid Services (CMS) less approximately $65.5 million to be dispersed to providers after expenses. The cash to be received from CMS is payment for Privia Health’s portion of the shared savings generated in the 2023 performance year of the MSSP. ● $473.5M in pro forma net cash and no debt as of 9.30.24 ● YTD pro forma Free Cash Flow of $87.0M 1

FY'24 Guidance Reaffirmed: January 13, 2025 [1]

- Practice Collections guidance includes Y-Y impact of ~$198M from renegotiated MA capitation agreements
- Expect ~90% of FY'24 Adjusted EBITDA to convert to Free Cash Flow [1]

($ in millions)	Initial FY'24 Guidance at 2.27.24		Current FY'24 Guidance
	Low	*High*	
Implemented Providers	4,650	4,750	High End
Attributed Lives	1,150,000	1,200,000	Above High End
Practice Collections	$ 2,775	$ 2,875	High End
GAAP Revenue	$ 1,600	$ 1,675	High End
Care Margin	$ 388	$ 400	High End
Platform Contribution	$ 180	$ 188	High End
Adjusted EBITDA	$ 85	$ 90	High End

[1] Any slight variations in percentages are due to rounding. Management has not reconciled forward-looking non-GAAP measures to their most directly comparable GAAP measures because the Company cannot predict with reasonable certainty and without unreasonable efforts the ultimate outcome of certain GAAP components of such reconciliations due to market-related assumptions that are not within our control as well as certain legal or advisory costs, tax costs or other costs that may arise. For these reasons, management is unable to assess the probable significance of the unavailable information, which could materially impact the amount of the future directly comparable GAAP measures. Free Cash Flow is defined as Net cash provided by operating activities less capital expenditures (Purchases of property and equipment).

PRIVIA HEALTH 14

15 Appendix

3Q'24 Performance [1]

Implemented Providers (end of period)



4,105
+13.1%
4,642
3Q'23
3Q'24

Attributed Lives ('000s, end of period)[1]



420
675
+14.0%
478
Government
770
Commercial
3Q'23
3Q'24

Practice Collections ($mm)



$723.5
+2.3%
$739.9
3Q'23
3Q'24

Care Margin ($mm)



$92.1
+10.2%
$101.4
3Q'23
3Q'24

Platform Contribution ($mm)



$45.2
+11.2%
$50.3
3Q'23
3Q'24

	3Q'23	3Q'24
% Practice Collections	6.2%	6.8%
% Care Margin	49.1%	49.6%

Adjusted EBITDA ($mm)



$18.8
+25.8%
$23.6
3Q'23
3Q'24

	3Q'23	3Q'24
% Practice Collections	2.6%	3.2%
% Care Margin	20.4%	23.3%

[1] Light blue bar represents government lives and dark blue bar represents commercial lives. Any slight variations in calculations due to rounding. For reconciliations of Care Margin to Gross Profit, Platform Contribution to Gross Profit, and Adjusted EBITDA to Net Income, please see the Appendix.

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YTD’24 Performance 1 17 Platform Contribution ($mm) Care Margin ($mm)Practice Collections ($B) % Practice Collections 6.3% 6.5% % Care Margin 49.0% 48.1% Adjusted EBITDA ($mm) % Practice Collections 2.6% 3.0% % Care Margin 20.5% 22.1% +4.5% +10.6% +8.5% +19.3% 1 Any slight variations in calculations due to rounding. For reconciliations of Care Margin to Gross Profit, Platform Contribution to Gross Profit, and Adjusted EBITDA to Net Income, please see the following slides.

Reconciliation of Gross Profit to Care Margin l 18

Reconciliation of Gross Profit to Platform Contribution m 19

Reconciliation of Net Income to Adjusted EBITDA n 20

Reconciliation of Net Income to Adjusted Net Income Per Share o 21